UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

CafePress Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35468	94-3342816
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11909 Shelbyville Road, Louisville, Kentucky 40243

(Address of principal executive offices, including zip code)

(502) 995-2229

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed, on September 28, 2018, CafePress Inc. (the “Company”), Snapfish, LLC, a California limited liability company (“Parent”) and Snapfish Merger Sub, Inc., a Delaware corporation (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will commence a tender offer (the “Offer”) to purchase all of the outstanding shares of the Company’s common stock, $0.0001 par value, at a price of $1.48 per share in cash, without interest, subject to any applicable withholding taxes.

On October 10, 2018, and in connection with the Merger Agreement, the Compensation Committee of the Company approved the following actions, each of which is conditioned on the consummation of the merger pursuant to the Merger Agreement, with respect to equity awards held by the Company’s named executive officers Fred E. Durham III, Phillip L. Milliner, Jr., and Ekumene M. Lysonge:

•

All outstanding options to purchase common stock of the Company held by the named executive officers that provide for time-based vesting, will be amended such that, immediately prior to the effective time of the merger, such stock options will be converted into restricted stock units (RSUs) at the ratio of 1 RSU for every 2 shares underlying the outstanding stock options. When issued, the new RSUs will be 100% vested.

•

All outstanding options to purchase common stock of the Company held by the named executive officers that provide for performance-based vesting, will terminate at the closing with no portion of such option being earned;

•	All outstanding performance-based restricted stock units (PSUs) granted prior to 2018 and held by the named executive officers will terminate at closing with no portion of such PSUs being earned;

•

The outstanding performance-based restricted stock units (PSUs) granted effective May 1, 2018 and held by the named executive officers, will be amended, subject to the consent of the participant holding such award pursuant to the form of Amendment to the May 1, 2018 Notice of Performance-Based Restricted Stock Unit Award, to provide that the achievement of the performance criteria for calendar year 2018 will be determined by Snapfish, LLC following December 31, 2018, with payment for the earned portion of the award subject to such holder continuing to be employed by the Company or its successor on the payment date, and subject to the merger occurring prior to December 31, 2018;

•

each outstanding time-based restricted stock unit held by the named executive officers will become fully vested as of immediately prior to the effective time of the merger so long as such individual remains employed by the Company as of the closing date.

Additionally, the Compensation Committee approved the following, each of which is conditioned on the consummation of the merger pursuant to the Merger Agreement:

•

the bonuses that each of Phillip L. Milliner, Jr. and Ekumene M. Lysonge are entitled to receive pursuant to the Company’s cash bonus plan and form of change in control agreement for senior management, shall be revised such that (a) a pro rata amount of the 2018 bonus to which each executive officer is entitled shall be paid at the closing of the merger based on those quarters ending prior to the merger for which the Company has received audited financial statements, and (b) in the event the executive officer is terminated without cause or is constructively terminated prior to one year following the merger, he will receive the remaining portion of the 2018 bonus upon such termination. In the event the June 30, 2018 financial statements are the final audited quarterly financial statements, then Mr. Milliner would receive a pro-rata bonus of $125,000 at closing and be eligible to receive $62,500 in the event he is terminated without cause or constructively terminated within one year, and Mr. Lysonge would receive a pro-rata bonus of $96,000 at closing and be eligible to receive $48,000 in the event he is terminated without cause or constructively terminated within one year.

•

An amendment to the Retention Award Agreement with each of Phillip L. Milliner, Jr. and Ekumene M. Lysonge pursuant to a form of Amendment to the CafePress Inc. Form of Retention Award Agreement, to provide for 100% payment of the retention bonus at closing, so long as each individual remains employed by the Company as of the closing date. In the event that Mr. Milliner and Mr. Lysonge remain employed by the Company as of the closing date of the merger, then Mr. Milliner would receive a retention bonus of $175,000 at closing and Mr. Lysonge would receive a retention bonus of $146,000 at closing.

The foregoing descriptions of the form of Amendment to the May 1, 2018 Notice of Performance-Based Restricted Stock Unit Award and the form of Amendment to the CafePress Inc. Form of Retention Award Agreement are qualified in their entirety by the full text of the agreements, the forms of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Form of Amendment to the May 1, 2018 Notice of Performance-Based Restricted Stock Unit Award.

10.2+	Form of Amendment to the CafePress Inc. Form of Retention Award Agreement.

+ Management contract, compensatory plan or arrangement.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements, including statements with respect to the proposed Offer and merger, the treatment of equity awards in connection therewith, and the payment of certain bonus amounts in connection therewith. Forward-looking statements may be typically identified by such words as “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the expectations expressed in the forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, any or all of such forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations.

Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that Parent may not receive sufficient number of shares tendered from the Company’s stockholders to complete the Offer; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each of Parent and the Company to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Parent or the Company; (5) the ability of Parent or the Company to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) Parent’s ability to achieve the synergies and value expected from the transaction, as well as delays, challenges and expenses associated with integrating the Company with Parent’s existing businesses; and (10) legislative, regulatory and economic developments.

The foregoing factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Quarterly Report on Form 10-Q, and more recent reports filed with the SEC. The Company cannot give assurance that the conditions to the transaction will be satisfied. Company does not undertake any intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The Offer described herein has not yet commenced. This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer will only be made through a tender offer statement on Schedule TO, an offer to purchase, form of letter of transmittal and other documents relating to the tender offer (collectively, the “Tender Offer Materials”), each to be filed with the SEC by Parent. In addition, the Company will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer. Parent and the Company expect to mail the Tender Offer Materials, as well as the Schedule 14D-9, to the Company’s stockholders. Any solicitation of offers to buy shares of the Company’s common stock will only be made pursuant to the Tender Offer Materials.

THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS AND THE SCHEDULE 14D-9, INCLUDING ALL AMENDMENTS TO THOSE MATERIALS. SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER. Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by the Company, at the SEC’s website at www.sec.gov. In addition, such materials will be available for free from Parent or the Company by directing any requests to investor relations at Parent or the Company at the applicable phone number or email address below.

Parent Contacts

Snapfish, LLC

Jeffrey A. Sim

310-595-5651

jsim@snapfish-llc.com

Company Contacts

Media Relations:

CafePress Inc.

pr@cafepress.com

Investor Relations:

CafePress Inc.

Phil Milliner

502-822-7503

pmilliner@cafepress.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018	CAFEPRESS INC.

	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge Vice President, General Counsel and Secretary